                INSURER'S UNAUDITED INTERIM FINANCIAL STATEMENTS

FINANCIAL GUARANTY INSURANCE COMPANY
================================================================================

UNAUDITED INTERIM FINANCIAL STATEMENTS

JUNE 30, 2000

1.  Balance Sheets
2.  Statements of Income
3.  Statements of Cash Flows
4.  Notes to Unaudited Interim Financial Statements

FINANCIAL GUARANTY INSURANCE
COMPANY                                                          BALANCE SHEETS
===============================================================================

($ in Thousands)
                                                                             JUNE 30,           DECEMBER 31,
                                                                                2000
                                                                        ----------------------  ------------------
ASSETS                                                                    (UNAUDITED)
Fixed maturity securities, available for sale,
   at fair value (amortized cost of
   $2,154,362 in 2000 and $2,431,049 in 1999)                              $2,101,386          $2,412,504
Short-term investments, at cost, which approximates fair value                508,648             114,776
Cash                                                                              809                 924
Accrued investment income                                                      34,278              38,677
Reinsurance receivable                                                          7,232               8,118
Deferred policy acquisition costs                                              72,458              71,730
Property, plant and equipment net of
   accumulated depreciation of $7,864 in 2000 and $7,303 in 1999                  777                 967
Prepaid reinsurance premiums                                                  133,526             133,874
Prepaid expenses and other assets                                              13,361              16,672
                                                                           ----------          ----------
            Total assets                                                   $2,872,475          $2,798,242
                                                                           ==========          ==========

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:

Unearned premiums                                                            $585,740            $578,930
Losses and loss adjustment expenses                                            41,700              45,201
Ceded reinsurance payable                                                         572               2,310
Accounts payable and accrued expenses                                          31,277              16,265
Current federal income taxes payable                                           59,844              62,181
Deferred federal income taxes payable                                          56,902              46,346
Payable for securities purchased                                                    -               7,894
                                                                           ----------          ----------

            Total liabilities                                                 776,035             759,127
                                                                           ----------          ----------

Stockholder's Equity:

Common stock, par value $1,500 per share at June 30,
  2000 and at December 31, 1999: 10,000 shares authorized,
  issued and outstanding                                                       15,000              15,000
Additional paid-in capital                                                    383,511             383,511
Accumulated other comprehensive loss, net of tax                              (32,459)            (46,687)
Retained earnings                                                           1,730,388           1,687,291
                                                                           ----------          ----------

            Total stockholder's equity                                      2,096,440           2,039,115
                                                                           ----------          ----------

            Total liabilities and stockholder's equity                     $2,872,475          $2,798,242
                                                                           ==========          ==========

        See accompanying notes to unaudited interim financial statements

FINANCIAL GUARANTY INSURANCE
COMPANY                                                     STATEMENTS OF INCOME
===============================================================================

($ in Thousands)

                                                                      SIX MONTHS ENDED JUNE 30,
                                                                  2000                        1999
                                                                ---------                  ----------
                                                                            (UNAUDITED)
REVENUES:

    Gross premiums written                                       $55,707                    $ 56,974
    Ceded premiums                                                (8,913)                    (11,151)
                                                                ---------                  ----------

    Net premiums written                                          46,794                      45,823
    (Increase)/Decrease in net unearned premiums                  (7,158)                      3,402
                                                                ---------                   --------

    Net premiums earned                                           39,636                      49,225
    Net investment income                                         68,113                      67,416
    Net realized gains                                            12,670                      25,019
                                                                --------                    --------

        Total revenues                                           120,419                     141,660
                                                                --------                     -------

EXPENSES:

    Losses and loss adjustment expenses                           (2,486)                     (2,683)
    Policy acquisition costs                                       5,490                       8,996
    Other underwriting expenses                                    7,058                       9,640
                                                                --------                      ------

        Total expenses                                            10,062                      15,953
                                                                --------                     -------

        Income before provision for federal income taxes         110,357                     125,707

    Provision for federal income taxes                            17,261                      25,765
                                                                --------                     -------

         Net income                                              $93,096                     $99,942
                                                                 =======                     =======



        See accompanying notes to unaudited interim financial statements

FINANCIAL GUARANTY INSURANCE
COMPANY                                                STATEMENTS OF CASH FLOWS
===============================================================================

($ in Thousands)

                                                                      SIX MONTHS ENDED JUNE 30,
                                                                  2000                        1999
                                                                ---------                  ----------
                                                                            (UNAUDITED)
OPERATING ACTIVITIES:

Net income                                                        $93,096                     $99,942
    Adjustments to reconcile net income to net
      cash provided by operating activities:

    Provision for deferred income taxes                             2,895                       1,308
    Amortization of fixed maturity securities                       2,679                       1,830
    Policy acquisition costs deferred                              (6,219)                     (6,314)
    Amortization of deferred policy acquisition costs               5,490                       8,996
    Depreciation of fixed assets                                      190                         645
    Change in reinsurance receivable                                  886                         (44)
    Change in prepaid reinsurance premiums                            348                       1,632
    Foreign currency translation adjustment                         2,615                       1,838
    Change in accrued investment income, prepaid
      expenses and other assets                                     7,710                       2,773
    Change in unearned premiums                                     6,810                      (5,035)
    Change in losses and loss adjustment expense reserves          (3,501)                     (4,860)
    Change in other liabilities                                    13,274                      (2,602)
    Change in current income taxes payable                         (2,337)                       (932)
    Net realized gains on investments                             (12,670)                    (25,019)
                                                                 ---------                    --------

Net cash provided by operating activities                         111,266                      74,158
                                                                  -------                     -------

INVESTING ACTIVITIES:

Sales or maturities of fixed maturity securities                  608,512                     581,563
Purchases of fixed maturity securities                           (276,021)                   (469,911)
Purchases of short-term investments, net                         (393,872)                   (135,446)
                                                                 ---------                   ---------

Net cash used for investing activities                            (61,381)                    (23,794)
                                                                ----------                    --------

FINANCING ACTIVITIES:

Dividends paid                                                    (50,000)                    (50,000)
                                                                  --------                    --------
Net cash used for financing activities                            (50,000)                    (50,000)
                                                                  --------                    --------

(Decrease)/Increase in cash                                          (115)                        364
Cash at beginning of period                                           924                         318
                                                                ---------                    --------

Cash at end of period                                            $    809                     $   682
                                                                 ========                     =======



        See accompanying notes to unaudited interim financial statements

FINANCIAL GUARANTY INSURANCE
COMPANY                                           NOTES TO FINANCIAL STATEMENTS
================================================================================

June 30, 2000 and 1999
(Unaudited)

              (1) BASIS OF PRESENTATION

                  The interim financial statements of Financial Guaranty Insurance Company (the Company) in this report reflect all adjustments necessary, in the opinion of management, for a fair statement of (a) results of operations for the six months ended June 30, 2000 and 1999, (b) the financial position at June 30, 2000 and December 31, 1999, and (c) cash flows for the six months ended June 30, 2000 and 1999.

                  These interim financial statements should be read in conjunction with the financial statements and related notes included in the 1999 audited financial statements.

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

              (2) STATUTORY ACCOUNTING PRACTICES

                  The financial statements are prepared on the basis of GAAP, which differs in certain respects from accounting practices prescribed or permitted by state insurance regulatory authorities. The following are the significant ways in which statutory basis accounting practices differ from GAAP:

                  (a) premiums are earned directly in proportion to the scheduled principal and interest payments rather than in proportion to the total exposure outstanding at any point in time;

                  (b) policy acquisition costs are charged to current operations as incurred rather than as related premiums are earned;

                  (c) a contingency reserve is computed on the basis of statutory requirements for the security of all policyholders, regardless of whether loss contingencies actually exist, whereas under GAAP, a reserve is established based on an ultimate estimate of exposure;

                  (d) certain assets designated as "non-admitted assets" are charged directly against surplus but are reflected as assets under GAAP, if recoverable;

                  (e) federal income taxes are only provided with respect to taxable income for which income taxes are currently payable, while under GAAP taxes are also provided for differences between the financial reporting and tax bases of assets and liabilities;

                  (f) purchases of tax and loss bonds are reflected as admitted assets, while under GAAP they are recorded as federal income tax payments; and

                  (g) all fixed income investments are carried at amortized cost, rather than at fair value for securities classified as available for sale under GAAP.

FINANCIAL GUARANTY INSURANCE
COMPANY                                           NOTES TO FINANCIAL STATEMENTS
================================================================================

The following is a reconciliation of the net income and stockholder's equity of Financial Guaranty prepared on a GAAP basis to the corresponding amounts reported on a statutory basis for the periods indicated below:


                                                                            SIX MONTHS ENDED JUNE 30,
                                             -----------------------------------------------------------------------------
                                                          2000                                        1999
                                             --------------------------------           ----------------------------------
                                                NET             STOCKHOLDER'S              NET               STOCKHOLDER'S
                                              INCOME               EQUITY                INCOME                 EQUITY
                                             --------           -------------           --------             -------------
GAAP basis amount                             $93,096            $2,096,440             $99,942               $2,028,358

Premium revenue recognition                    (8,243)             (202,802)             (8,326)                (203,481)

Deferral of acquisition costs                    (728)              (72,458)              2,682                  (78,242)

Contingency reserve                                 -              (737,124)                  -                 (648,106)

Contingency reserve tax deduction                   -                74,059                   -                   74,059

Non-admitted assets                                 -                  (679)                  -                     (933)

Case-basis losses incurred                       (315)               (1,536)               (989)                    (916)

Portfolio loss reserves                        (3,000)               22,900               1,000                   33,900

Deferral of income tax                          2,895                75,360               1,308                   74,509

Unrealized losses/(gains) on fixed
  maturity securities held at
  value, net of taxes                               -                34,434                   -                    1,200

Profit commission                                 141                (7,002)                 13                   (6,038)

Provision for unauthorized reinsurers               -                   (85)                  -                      (38)

Allocation of tax benefits due
  to Parent's net operating loss
  to the Company                                  146                11,239                 156                   11,325

                                              -------            ----------             -------               ----------
Statutory basis amount                        $83,992            $1,292,746             $95,786               $1,285,597
                                              =======            ==========             =======               ==========

FINANCIAL GUARANTY INSURANCE
COMPANY                                            NOTES TO FINANCIAL STATEMENTS
================================================================================
              (3) DIVIDENDS

                  Under New York Insurance Law, the Company may pay a dividend only from earned surplus subject to the following limitations:

                  o Statutory surplus after dividends may not be less than the minimum required paid-in capital, which was $66.4 million in 2000.

                  o Dividends may not exceed the lesser of 10 percent of its surplus or 100 percent of adjusted net investment income, as defined therein, for the twelve month period ending on the preceding December 31, without the prior approval of the Superintendent of the New York State Insurance Department.

                  The amount of the Company's surplus available for dividends during 2000 is approximately $129.3 million.

                  The Company declared dividends of $50 million during the first six months of 2000 and 1999.

              (4) INCOME TAXES

                  The Company's effective Federal corporate tax rate (15.6 percent and 20.5 percent for the six months ended June 30, 2000 and 1999, respectively) is less than the statutory corporate tax rate (35 percent in 2000 and 1999) on ordinary income due to permanent differences between financial and taxable income, principally tax-exempt interest.

              (5) REINSURANCE

                  In accordance with Statement of Financial Accounting Standards No. 113 ("SFAS 113"), "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts", the Company reports assets and liabilities relating to reinsured contracts gross of the effects of reinsurance. Net premiums earned are shown net of premiums ceded of $9.3 million and $12.8 million, respectively, for the six months ended June 30, 2000 and 1999.

             (6)  COMPREHENSIVE INCOME

                  Comprehensive income encompasses all changes in shareholders' equity (except those arising from transactions with shareholders) and includes net income, net unrealized capital gains or losses on available-for-sale securities and foreign currency translation adjustments, net of taxes. This new standard only changes the presentation of certain information in the financial statements and does not affect the Company's financial position or results of operations. The following is a reconciliation of comprehensive income:

FINANCIAL GUARANTY INSURANCE
COMPANY                                            NOTES TO FINANCIAL STATEMENTS
================================================================================

June 30, 2000 and 1999
(Unaudited)

                                                              FOR THE SIX MONTHS
                                                                 ENDED JUNE 30,
                                                           2000                 1999
                                                           ----                 ----
     Net income                                          $93,096               $99,942
     Other comprehensive income:
          Change in unrealized investment gains/,
             (losses) net of taxes                        12,528               (94,497)
          Change in foreign exchange gains,
             net of taxes                                  1,700                 1,195
                                                        --------               -------
          Comprehensive income                          $107,324               $ 6,640
                                                        ========               =======